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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)        June 23, 1999
                                                         --------------------

                            OMEGA ENVIRONMENTAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                         Commission File Number 0-20267


            DELAWARE                                91-1499751
(STATE OR OTHER JURISDICTION OF        (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)


             550 KIRKLAND WAY, SUITE 200, KIRKLAND, WASHINGTON 98033
                   PO BOX 3005    BOTHELL, WASHINGTON       98041-3005
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


                                  425-739-2072
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 3.       BANKRUPTCY OR RECEIVERSHIP

              Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

ITEM 5.       OTHER EVENTS

              UNAUDITED FINANCIAL STATEMENT INFORMATION

              On June 23, 1999, the Registrant filed unaudited financial statement information as of and for each of the months ended March 31, 1999 and February 28, 1999 with related notes with the United States Bankruptcy Court. Attached as an exhibit is the balance sheet information, statement of operations information, statement of cash flows information and related notes to financial statement information which was included in the bankruptcy filing referred to above.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

          c)  EXHIBITS

              99.1 Unaudited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended March 31, 1999 and February 28, 1999 with related Notes to Financial Statement Information.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     OMEGA ENVIRONMENTAL, INC.
                                     (Registrant)




Date:    June 23, 1999                      /s/    Donald E. Condit
                                     ------------------------------------------
                                                   Donald E. Condit
                                                 Chief Financial Officer